UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

TONIX PHARMACEUTICALS HOLDING CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TONIX PHARMACEUTICALS HOLDING CORP.

26 Main Street, Suite 101

Chatham, New Jersey 07928

Telephone: (862) 904-8182

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of the shareholders of Tonix Pharmaceuticals Holding Corp. (the “Company” or “Tonix”) will be held on August     , 2022 at 11:00 a.m. Eastern Time. The Special Meeting will be held via the internet. Shareholders will be able to listen, vote and ask questions regardless of location via the internet at https://web.viewproxy.com/tonixpharmasm/2022 by using the control number included on your notice regarding the availability of proxy materials, proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. You will not be able to attend the Special Meeting in person. The Special Meeting is being held for the purposes of:

1.	To approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the Company’s authorized shares of Common Stock from 50,000,000 to 150,000,000; and

2.	To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the amendment to the Company’s Articles of Incorporation.

Only shareholders of record at the close of business on               , 2022 will be entitled to attend and vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Seth Lederman
Chief Executive Officer and Chairman of the Board of Directors
July , 2022

You are cordially invited to attend the virtual meeting of shareholders via live webcast by visiting https://web.viewproxy.com/tonixpharmasm/2022.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote if you attend the virtual meeting via webcast.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

APPENDIX A	FORM OF AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK	A-1

TONIX PHARMACEUTICALS HOLDING CORP.

26 Main Street, Suite 101

Chatham, New Jersey 07928

Telephone:  (862) 904-8182

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, AUGUST [●], 2022

INFORMATION CONCERNING THE SPECIAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Tonix Pharmaceuticals Holding Corp. (the “Company”), for use at the Special Meeting of the Company’s shareholders to be held on August      , 2022, at 11:00 a.m. Eastern Time and at any adjournments thereof. Whether or not you expect to attend the meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to shareholders on or about July    , 2022.

Revocability of Proxy and Solicitation

Any shareholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Special Meeting and voting the shares of stock, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. We have engaged Alliance Advisors, LLC (“Alliance”) as the proxy solicitor for the Special Meeting. Some of our officers and other employees may also solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

Record Date

Shareholders of record of our Common Stock, Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”) and of Series B Convertible Redeemable Preferred Stock (the “Series B Preferred Stock”, and together with the Series Preferred Stock, the “Preferred Stock”) at the close of business on               , 2022 (the “Record Date”) will be entitled to receive notice of, attend and vote at the meeting.

Action to be Taken Under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Seth Lederman, our Chief Executive Officer, and Bradley Saenger, our Chief Financial Officer, or either one of them who acts, will vote:

•	FOR approval of an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of shares of the Company’s Common Stock authorized for issuance from 50,000,000 to 150,000,000 (Proposal No. 1 – the “Proposal to Increase Authorized Shares”); and
•	To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the Proposal to Increase Authorized Shares (the “Adjournment Proposal”).

Vote Required; Quorum; Broker Non-votes

As of the Record Date, there were             shares of common stock, 2,500,000 shares of the Series A Preferred Stock and 500,000 shares of the Series B Preferred Stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company.  Holders of common stock and Preferred Stock will vote on the Proposal to Increase Authorized Shares as a single class. Only the holders of common stock are entitled to vote on the Adjournment Proposal.

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Holders of Common Stock are entitled to one vote for each share of Common Stock held by them. The Series A Preferred Stock in general have no voting rights other than the right to vote on the Proposal to Increase Authorized Shares, and holders of Series A Preferred Stock outstanding on the Record Date have a number of votes equal to the number of shares of Common Stock issuable upon conversion of each such share held by the holder (whether or not such shares are then convertible). Accordingly, as of the Record Date, each share of Series A Preferred Stock has approximately 2.5 votes on the Proposal to Increase Authorized Shares, which is determined by dividing $10.00, the stated value of one share of Series A Preferred Stock, by $4.00, the conversion price. As of the Record Date, there were 2,500,000 shares of our Series A Preferred Stock issued and outstanding, convertible into an aggregate of 6,250,000 shares of Common Stock. The holders of the Series A Preferred Stock have agreed to not transfer their shares of Series A Preferred Stock until after the Special Meeting, attend the Special Meeting, to vote all shares of Series A Preferred Stock in favor of the Proposal to Increase Authorized Shares, and, upon request by the Company, to grant the Company or its designee an irrevocable proxy to vote all shares of Series A Preferred Stock in favor of the Proposal to Increase Authorized Shares.

The Series B Preferred Stock in general have no voting rights other than the right to vote on the Proposal to Increase Authorized Shares. Each share of Series B Preferred Stock outstanding on the Record Date entitles the holder thereof to 2,500 votes on the Proposal to Increase Authorized Shares, and if any share of Series B Preferred Stock is voted by the holder thereof with regard to the Proposal to Increase Authorized Shares, then all shares of Series B Preferred Stock held by such holder will be voted, without further action by such holder, in the same proportion as the aggregate shares of Common Stock (excluding any shares of Common Stock that are not voted) and Series A Preferred Stock are voted on the Proposal to Increase Authorized Shares. As of the Record Date, there were 500,000 shares of our Series B Preferred Stock issued and outstanding, convertible into an aggregate of 1,250,000 shares of Common Stock. The holders of the Series B Preferred Stock have agreed to not transfer their shares of Series B Preferred Stock until after the Special Meeting, to attend the Special Meeting, to vote all shares of Series B Preferred Stock with regard to the Proposal to Increase Authorized Shares and in the same proportion as the aggregate shares of Common Stock (excluding any shares of Common Stock that are not voted) and Series A Preferred Stock are voted on the Proposal to Increase Authorized Shares and, upon request by the Company, to grant the Company or its designee an irrevocable proxy to vote the shares of Series B Preferred Stock in accordance with the foregoing. As an example, if 70% of the aggregate votes cast by Common Stock and Series A Preferred Stock voting on the Reverse Stock Split Proposal are voted in favor thereof and 30% of the aggregate votes cast by Common Stock and Series A Preferred Stock voting on the Reverse Stock Split Proposal are voted against such Proposal, then 70% of the votes entitled to be cast by Series B Preferred Stock will be cast in favor of the Proposal and 30% of such votes will be cast against the Proposal.

The allocation of the voting power with respect to the Proposal to Increase Authorized Shares is illustrated in the following table:

	Number of Shares	Number of Votes per share	Aggregate Number of Votes	Percentage of Total Voting Power
Common Stock
Series A Preferred Stock	2,500,000	2.5	6,250,000
Series B Preferred Stock(1)	500,000	2,500	1,250,000,000

(1)	Shares of Series B Preferred Stock will be voted in a manner that “mirrors” the proportions of the votes of the shares of Common Stock (excluding any shares of Common Stock that are not voted) and Series A Preferred Stock.

One-third (1/3) of the outstanding shares, or             shares, representing one-third of the aggregate number of our outstanding Common Stock and Preferred Stock (on an as-converted basis) present in person by webcast or represented by proxy, will constitute a quorum at the meeting. The Series A Preferred Stock are convertible into 6,250,000 shares of Common Stock in the aggregate, and the Series B Preferred Stock are convertible into 1,250,000 shares of Common Stock in the aggregate. For purposes of the quorum and the discussion below regarding the vote necessary to take shareholder action, shareholders of record who are present at the Special Meeting in person by webcast or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered shareholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

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Assuming that a quorum is present, the following votes will be required:

•	With respect to the Proposal to Increase Authorized Shares, approval will require the affirmative vote of the majority of the voting power of the shares of Common Stock and Preferred Stock issued and outstanding as of the Record Date. Abstentions by holders of the Common Stock will have the same effect as votes against this proposal. Since the Series B Preferred Stock will mirror only votes cast, abstentions by holders of our Common Stock, which would ordinarily have the effect of a vote against the Proposal to Increase Authorized Shares, will not have any effect on the votes cast by the holders of Series B Preferred Stock on the Proposal to Increase Authorized Shares.
•	With respect to the Adjournment Proposal, approval will require the affirmative vote of a majority of the votes cast virtually or by proxy at the Special Meeting by holders of the Common Stock, and abstentions will have no effect on the outcome of this proposal.

Holders of Common Stock and the Preferred Stock will not have any dissenter’s rights or appraisal rights in connection with any of the matters to be voted on at the meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Tonix Pharmaceuticals Holding Corp. (sometimes referred to as the “Company,” “Tonix,” “we” or “us”) is soliciting your proxy to vote at the Special Meeting of Shareholders.  According to our records, you were a shareholder of the Company as of the end of business on              , 2022.

You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement and at any postponements or adjournments of the Special Meeting. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers, banks and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. You are invited to attend the Special Meeting and vote your shares. The Special Meeting will be a virtual meeting of shareholders, and will be held August     , 2022 at 11:00 a.m. Eastern Time via live webcast. For instructions on how to access the live webcast and attend the virtual Special Meeting, see “How do I attend and vote shares at the Special Meeting?”

The Company intends to mail these proxy materials on or about July    , 2022 to all shareholders of record on the Record Date entitled to vote at the Special Meeting.

What am I voting on?

The following matters are scheduled for a vote:

1.	To approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the Company’s authorized shares of Common Stock from 50,000,000 to 150,000,000; and
2.	To approve the Adjournment Proposal.

The Board is not currently aware of any other business that will be brought before the Special Meeting.

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Who can vote at the Special Meeting?

Only shareholders at the close of business on the Record Date will be entitled to vote at the Special Meeting.  On this Record Date, there were             shares of Common Stock and Preferred Stock (on an as-converted basis) outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with Tonix’s transfer agent, VStock Transfer, LLC, then you are a shareholder of record.  As a shareholder of record, you may vote in person by webcast at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the Special Meeting. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Special Meeting.

How do I attend and vote shares at the virtual Special Meeting?

The Special Meeting will convene at 11:00 a.m. Eastern Time on August       , 2022. In order to participate in the Special Meeting live via the Internet, you must register at https://web.viewproxy.com/tonixpharmasm/2022/register-virtual-meeting by 11:59 p.m. Eastern Time on August    , 2022. If you are a registered holder, you must register using the virtual control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Special Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/tonixpharmasm/2022.

On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by logging in using the unique join link and the event password you received via email in your registration confirmation.

If you encounter any difficulties accessing the Special Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or call 1-866-612-8937.

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Even if you plan to attend the live webcast of the Special Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the virtual Special Meeting.

How can I submit a question for the Special Meeting?

By accessing https://web.viewproxy.com/tonixpharmasm/2022 our shareholders will be able to submit questions in writing in advance of or during the Special Meeting, vote, view the Special Meeting procedures, and obtain copies of proxy materials. Shareholders will need their unique control number which appears on their notice regarding the availability of proxy materials, the proxy card (printed in the box and marked by the arrow) and the instructions that accompanied the proxy materials.

As part of the Special Meeting, we will hold a live question and answer session, during which we intend to answer questions in accordance with the Special Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Can I view the proxy materials over the Internet?

Yes.  The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at https://web.viewproxy.com/tonixpharmasm/2022.

How do I vote?

You may vote “For” or “Against” or abstain from voting.

If you are a shareholder of record, you may vote by proxy in any of the following ways:

●	By Internet or Telephone — If you have internet or telephone access, you may submit your proxy by following the voting instructions on the proxy card. If you vote by internet or telephone, you should not return your proxy card.

●	By Mail — You may vote by mail by completing, dating and signing your proxy card and mailing it in the envelope provided. You must sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as officer of a corporation, guardian, executor, trustee or custodian), you must indicate your name and title or capacity.

If you vote via the internet or by telephone, your vote must be received by 11:59 p.m., Eastern Time, on August       , 2022.

You may also vote during the Special Meeting via the internet at http:// www.AALvote.com/TNXPSM. At this site, you will be able to vote electronically.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name.” The street name holder will provide you with instructions that you must follow to have your shares voted. If you hold your shares in street name and you wish to vote during the meeting, you must obtain a proxy issued in your name from the street name holder.

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What is a quorum for purposes of conducting the Special Meeting?

The presence, in person via attendance at the virtual Special Meeting or by proxy, of the holders of one-third (1/3) of all the votes entitled to be cast at the Special meeting, or                   ,  is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the holders of Common Stock entitled to vote thereat, present in person via attendance at the virtual Special Meeting or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” approval of the Increase to Authorized Shares (Proposal No. 1), ; and “FOR” approval of any adjournment of the Special Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the approval of the Increase to Authorized Shares (Proposal No. 1),; and “FOR” the Adjournment Proposal.  Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

 We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. We have engaged Alliance as the proxy solicitor for the Special Meeting for a base fee of $8,000 plus fees for additional services. We have also agreed to reimburse Alliance for its reasonable out of pocket expenses. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

800-574-5926

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.   Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Tonix Pharmaceuticals Holding Corp. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

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Can I change my vote after submitting my proxy?

Yes.   You can revoke your proxy at any time before the final vote at the meeting.   If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;
●	You may send a timely written notice that you are revoking your proxy to the Company at 26 Main Street, Suite 101, Chatham, New Jersey 07928, Attn: Chief Financial Officer;
●	Authorizing a proxy again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. on August , 2022; or
●	You may attend the Special Meeting and vote online. Simply attending the meeting virtually will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes.  Abstentions and broker non-votes will not be counted as votes with respect to any matter.

How many votes are needed to approve each proposal?

For approval of the Increase to Authorized Shares (Proposal No. 1), the approval of the majority of the shares of Common Stock and Preferred Stock (on an as-converted basis) outstanding and entitled to vote as of the Record Date is required for approval. Approval of all other matters requires the affirmative vote of a majority of the votes cast on the applicable matter at the Special Meeting in person via attendance at the virtual Special Meeting or by proxy.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting.   Final voting results will be discussed in a Form 8-K filed after the Special Meeting.

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Who can help answer my questions?

If you need assistance with voting or have questions regarding the Special Meeting, please contact:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

800-574-5926

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PROPOSAL NO. 1: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 150,000,000

Our Board of Directors has approved, subject to shareholder approval, an amendment to our Articles of Incorporation to increase our authorized shares of Common Stock from 50,000,000 to 150,000,000. The increase in our authorized shares of Common Stock will become effective upon the filing of the amendment to our Articles of Amendment with the Nevada Secretary of State. If the amendment to increase our authorized shares of Common Stock is approved by shareholders at the Special Meeting, we intend to file the amendment to our Articles of Incorporation as soon as practicable following the Special Meeting.

The form of the text of the amendment (which would be filed with the Nevada Secretary of State on its then prescribed form of Certificate of Amendment) is set forth as Appendix A to this proxy statement (subject to any changes required by applicable law).

Outstanding Shares and Purpose of the Proposal

Our Articles of Incorporation currently authorizes us to issue a maximum of 50,000,000 shares of Common Stock, par value $0.001 per share, subject to approval of this Proposal No. 1, and 5,000,000 shares of preferred stock, $0.001 par value per share. Our issued and outstanding securities, as of the Record Date are as follows:

Shares of Common Stock	As of June 22, 2022
Outstanding	31,692,024
Issuable upon conversion of the Preferred Stock	7,500,000
Issuable upon exercise of warrants outstanding	19,970
Issuable upon exercise of options outstanding	2,484,269
Reserved for future grants, awards and issuances under the Amended and Restated 2020 Stock Incentive Plan	596,507
Reserved for future purchases under 2020 Employee Stock Purchase Plan	93,750
Outstanding on a fully diluted basis (1)	42,386,520	(2)

(1)	Assuming all shares reserved under our current equity compensation plan are granted and all shares reserved under our current employee stock purchase plan are purchased.
(2)	Does not include shares that may be issued under the Sales Agreement with A.G.P./Alliance Global Partners, dated April 8, 2020, or the Purchase Agreement with Lincoln Park Capital Fund, LLC, dated December 3, 2021.

The approval of the amendment to the articles of incorporation to increase the authorized shares of Common Stock is important for the ongoing business of the Company.  Without additional authorized shares of Common Stock, (i) the Company may not be able to raise additional financing which is needed to fund our ongoing clinical and research programs, (ii) the Company may not be able to attract and retain key employees, officers and directors, and (iii) the Company may not be able to make possible strategic acquisitions, although no such acquisitions are currently contemplated.

The increase in the number of authorized shares of Common Stock may be available for our Board to issue in future financings, to provide equity incentive to employees, officers and directors, to make stock-based acquisitions and for other general corporate purposes, and we intend to use the additional shares of Common Stock that will be available to undertake any such issuances. We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Common Stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. The Company is therefore requesting its shareholders approve this proposal to amend its Articles of Incorporation to increase the authorized shares of Common Stock.

Rights of Additional Authorized Shares

Any authorized shares of Common Stock, if and when issued, would be part of our existing class of common stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Our shareholders do not have pre-emptive rights with respect to the Common Stock, nor do they have cumulative voting rights. Accordingly, should the Board issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then outstanding Common Stock could be reduced.

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Potential Adverse Effects of Increase in Authorized Common Stock

Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and ownership interest of current shareholders.  The additional shares of Common Stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. We could also use the additional shares of Common Stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its shareholders. The proposed increase in authorized shares of Common Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in authorized shares of Common Stock may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase in authorized shares of Common Stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

Vote Required and Board Recommendation

Approval of an amendment to our Articles of Incorporation to increase our authorized shares of Common Stock from 50,000,000 to 150,000,000 requires the affirmative vote of the majority of the voting power of the shares of Common Stock and Preferred Stock issued and outstanding as of the Record Date. Abstentions by holders of Common Stock will have the same effect as votes against this proposal. Since the Series B Preferred Stock will mirror only votes cast, abstentions by holders of our Common Stock, which would ordinarily have the effect of a vote against the Proposal Increase Authorized Shares, will not have any effect on the votes cast by the holders of the Series B Preferred Stock on the Proposal to Increase Authorized Shares.

The Board unanimously recommends a vote “FOR” the approval of an amendment to our Articles of Incorporation to increase our authorized shares of Common Stock from 50,000,000 to 150,000,000

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PROPOSAL NO. 2: APPROVAL THE ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

Adjournment of the Special Meeting

In the event that the number of shares of Common Stock and Preferred Stock (on an as-converted basis) present in person via attendance at the virtual Special Meeting or represented by proxy at the Special Meeting and voting “FOR” the adoption of any of the proposals specified in the Notice of Special Meeting is insufficient to adopt every or any proposal, we may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of such proposal specified in the Notice of Special Meeting. In that event, we will ask shareholders to vote upon the adjournment proposal and on the other proposals discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

Vote Required and Board Recommendation

If a quorum is present, approval of the proposal to adjourn the Special Meeting to a later date requires the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Special Meeting or by proxy.

The Board recommends that shareholders vote “FOR” the proposal to adjourn the Special Meeting to solicit additional proxies, if there are insufficient proxies at the Special Meeting to approve each or any of the proposals specified in the Notice of Special Meeting

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of June 22, 2022:

●	by each person who is known by us to beneficially own more than 5% of our Common Stock;

●	by each of our officers and directors; and

●	by all of our officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Tonix Pharmaceuticals Holding Corp., 26 Main Street, Suite 101, Chatham, NJ 07928.

NAME OF OWNER	TITLE OF CLASS	NUMBER OF SHARES OWNED (1)		PERCENTAGE OF COMMON STOCK (2)
Seth Lederman	Common Stock	194,229	(3)	*
Jessica Morris	Common Stock	34,369	(4)	*
Bradley Saenger	Common Stock	34,935	(5)	*
Gregory Sullivan	Common Stock	51,098	(6)	*
Richard Bagger	Common Stock	10,928	(7)	*
Margaret Smith Bell	Common Stock	11,087	(8)	*
David Grange	Common Stock	10,914	(9)	*
Adeoye Olukotun	Common Stock	11,072	(10)	*
Carolyn Taylor	Common Stock	7,420	(11)	*
James Treco	Common Stock	12,577	(12)	*
Officers and Directors as a Group (10 persons)	Common Stock	378,629	(13)	*

* Denotes less than 1%

(1) Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of June 22, 2022 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Percentage based upon                 shares of Common Stock issued and outstanding as of June 22, 2022.

(3) Includes 189,600 shares of Common Stock underlying options which are currently exercisable or become exercisable within 60 days, 7 shares of Common Stock owned by Lederman & Co, 2 shares of Common Stock owned by L&L, 2 shares of Common Stock owned by Targent, 1 share of Common Stock owned by Leder Laboratories, Inc. (Leder Labs), 1 share of Common Stock owned by Starling, 4,219 shares owned through a 401(k) account, 15 shares owned through an IRA account and 1 share owned by Dr. Lederman’s spouse. Seth Lederman, as the Managing Member of Lederman & Co and Targent, the Manager of L&L and the Chairman of Leder Labs and Starling, has investment and voting control over the shares held by these entities.

(4) Includes 34,368 shares of Common Stock underlying options which are currently exercisable or become exercisable within 60 days.

(5) Includes 34,321 shares of Common Stock underlying options which are currently exercisable or become exercisable within 60 days.

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(6) Includes 47,997 shares of Common Stock underlying options which are currently exercisable or become exercisable within 60 days.

(7) Includes 10,615 shares of Common Stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(8) Includes 10,918 shares of Common Stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(9) Includes 10,914 shares of Common Stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(10) Includes 10,904 shares of Common Stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(11) Includes 7,420 shares of Common Stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(12) Includes 12,264 shares of Common Stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(13) Includes 369,321 shares of Common Stock underlying options which are currently exercisable or vested or become exercisable within 60 days, 7 shares of Common Stock owned by Lederman & Co, 2 shares of Common Stock owned by L&L, 2 shares of Common Stock owned by Targent, 1 share of Common Stock owned by Leder Labs, 1 share of Common Stock owned by Starling, 4,219 shares owned through a 401(k) account of Dr. Lederman, 15 shares owned through an IRA account of Dr. Lederman, and 1 shares owned by Dr. Lederman’s spouse.

13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-party transactions.” For purposes of our policy only, a “related-party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related party is any executive officer, director or a holder of more than five percent of our Common Stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-party transaction, our Chief Compliance Officer must present information regarding the proposed related-party transaction to our Nominating and Corporate Governance Committee for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-party transactions, our Nominating and Corporate Governance Committee will take into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;
●	whether the related party transaction was initiated by us or the related party;
●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;
●	the purpose of, and the potential benefits to us from the related party transaction;
●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;
●	the related party’s interest in the related party transaction, and
●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Nominating and Corporate Governance Committee shall then make a recommendation to the Board, who will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

During the last two fiscal years, there have been no related party transactions.

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PROPOSALS OF SHAREHOLDERS FOR THE 2022 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2022 Annual Meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: 26 Main Street, Suite 101, Chatham, New Jersey 07928, Attention: Secretary, no earlier than January 6, 2023 and no later than February 3, 2023.

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at such Annual Meeting of shareholders, without any discussion of the matter in the proxy statement.

In addition, our Third Amended and Restated Bylaws contain an advance notice provision that requires that all business proposed by a shareholder that will be conducted or considered at a meeting must meet notice requirements. For business to be properly submitted by a shareholder for a vote at an Annual Meeting, the shareholder must (i) be a shareholder of record as of the record date for the meeting, (ii) be entitled to vote at the meeting, and (iii) have given timely notice in writing of the proposal to be submitted by the shareholder for a vote. The shareholder’s notice must be delivered to the Secretary at the Company’s principal executive office. To be timely, a shareholder’s notice must be received by the Secretary at least 90 calendar days before the date corresponding to the date for the annual meeting in the preceding year, and no more than 120 calendar days before that date; provided, however, if the date of the annual meeting is changed by more than 25 calendar days from the date corresponding to the date of the preceding year’s Annual Meeting, or if we did not hold an annual meeting in the preceding year, then the shareholder’s notice will be considered timely if it is received by the Secretary not later than the close of business on the tenth calendar day following the day on which such notice of the date of the Annual Meeting was mailed or the date on which public disclosure of the date of the Annual Meeting was made, whichever first occurs.

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

OTHER BUSINESS

The Board knows of no business to be brought before the Special Meeting other than as set forth above. If other matters properly come before the shareholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

Seth Lederman
Chief Executive Officer and Chairman of the Board of Directors

Chatham, New Jersey

July , 2022

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Appendix A

TONIX PHARMACEUTICALS HOLDING CORP.

FORM OF AMENDMENT TO ARTICLES OF INCORPORATION

Article IV has been amended to increase the authorized shares of Common Stock to 150,000,000. The complete text of Article IV is as follows:

IV. AUTHORIZATION OF CAPITAL STOCK: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value		Authorized Shares
Common	$0.001		150,000,000
Preferred	$0.001		5,000,000
		Total:	155,000,000

A-1